Exhibit 10.3

PATENT AND TRADEMARK SECURITY AGREEMENT

This Patent and Trademark Security Agreement dated as of April 27, 2016 (this “Patent and Trademark Security Agreement”) is made by and among CARBO Ceramics Inc., a Delaware corporation (the “Borrower”), certain Material Domestic Subsidiaries of the Borrower party hereto from time to time (collectively with the Borrower, the “Grantors” and individually, a “Grantor”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the ratable benefit of the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below) and the Pledge and Security Agreement (as defined below), as applicable.

Preliminary Statement

The Borrower and the Administrative Agent are parties to the Credit Agreement, dated as of January 29, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time (the “Lenders”) and Wells Fargo Bank, National Association, as the Administrative Agent, as Issuing Lender and as Swing Line Lender.

The Grantors own or are a party to, as applicable, the Patent Collateral and Trademark Collateral listed on Schedule I annexed hereto and by this reference incorporated herein.

Pursuant to the terms of that certain Amended and Restated Pledge and Security Agreement, dated as of April 27, 2016 (as the same may be amended and in effect from time to time, the “Pledge and Security Agreement”), among the grantors party thereto from time to time (the “Pledge and Security Grantors”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties, the Pledge and Security Grantors have granted a security interest in the Collateral, including, without limitation, all right, title and interest of the Grantors in, to, and under all now owned and hereafter acquired Patent Collateral and Trademark Collateral, set forth on Schedule I attached hereto, to secure the payment of all Secured Obligations.

Agreement

Section 1.1 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in, to and under, all of the following, whether now owned or hereafter acquired by such Grantor, and wherever located and whether now owned or hereafter existing or arising (the “Patent and Trademark Collateral”):

(a) (i) all inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including those patents and patent applications referred to in Schedule I hereto, (ii) all reissues, divisions, continuations, continuations in part, extensions, renewals and reexaminations of any of the items described in clause (i), (iii) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (i) and (ii) above, and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license; and

(b) (i) (A) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, including those trademarks referred to in Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (B) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks” and each, a “Trademark”), (ii) all Trademark licenses for the grant by or to any Grantor of any right to use any Trademark, (iii) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (i), and to the extent applicable clause (ii), (iv) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (i) and, to the extent applicable, clause (ii), and (v) all Proceeds of, and rights associated with, the foregoing, (including licenses, royalties, income, payments, claims, damages and proceeds of infringement suits), the right to sue third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world;

provided, however, that notwithstanding anything to the contrary contained in Section 1.1, Excluded Collateral shall be excluded from the Lien and security interest granted hereunder (and shall, as applicable, not be included as “Collateral” or any component of the definition thereof for purposes of the Credit Documents); provided, however, that (x) the exclusion from the Lien and security interest granted by any Grantor hereunder of any Excluded Collateral shall not limit, restrict or impair the grant by such Grantor of the Lien and security interest in any accounts or receivables arising under any such Excluded Collateral or any payments due or to become due thereunder unless the conditions in effect which qualify such Property as an Excluded Collateral applies with respect to such accounts and receivables and (y) any proceeds received by any Grantor from the sale, transfer or other disposition of any Excluded Collateral shall constitute Collateral unless the conditions in effect which qualify such Property as an Excluded Collateral applies with respect to such proceeds.

Section 1.2 This Patent and Trademark Security Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted hereunder with the United States Patent and Trademark Office. This security interest is granted in conjunction with the security interests granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to the Pledge and Security Agreement. The Grantors hereby acknowledge and affirm that the rights and remedies of Secured Parties with respect to the security interest in the Patent and Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 1.3 The Grantors authorize and request that the United States Patent and Trademark Office and any other applicable government office record this Patent and Trademark Security Agreement.

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IN WITNESS WHEREOF, the Administrative Agent and each Grantor has caused this Patent and Trademark Security Agreement to be duly executed by its duly authorized officer as of the date first above written.

GRANTORS:

CARBO CERAMICS INC.

By:	/S/ ERNESTO BAUTISTA III

Name:	Ernesto Bautista III

Title:	Vice President and Chief Financial Officer

FALCON TECHNOLOGIES AND SERVICES, INC.

By:	/S/ ERNESTO BAUTISTA III

Name:	Ernesto Bautista III

Title:	Vice President and Chief Financial Officer

STRATAGEN, INC.

By:	/S/ ERNESTO BAUTISTA III

Name:	Ernesto Bautista III

Title:	Vice President and Chief Financial Officer

Signature Page to

Patent and Trademark Security Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/S/ DAVID MAYNARD

Name:	David Maynard

Title:	Senior Vice President

Signature Page to

Patent and Trademark Security Agreement

SCHEDULES:

Schedule I	Item A-Patent Collateral
Item B-Trademark Collateral

Schedule I

Item A – Patent Collateral

Item B – Trademark Collateral

Credit Party	Jurisdiction	Trademark	Registration Date	Registration Number	Record Owner

Schedule I to

Patent and Trademark Security Agreement